Exhibit 99.1

NEWS RELEASE

TreeHouse Foods Names Joseph E. Scalzo to Board of Directors

OAK BROOK, Ill., April 18, 2022 /PRNewswire/ -- TreeHouse Foods, Inc. (“TreeHouse Foods” or the “Company”) (NYSE: THS) today announced that Joseph E. Scalzo will join its Board of Directors, effective immediately. Mr. Scalzo will join as a Class I director with a term expiring at the 2024 annual meeting of the Company’s stockholders.

Ann M. Sardini, Chair of the Board, said, “Joe brings to our Board significant operating experience in the consumer packaged goods industry, including in beverages, snacking and private label. His track record of value creation is significant. I am confident that his insights will further enhance our ability to execute against our strategic transformation and position the business for maximum value creation.”

Steve Oakland, Chief Executive Officer and President, said, “As a respected leader in our industry, I look forward to benefiting from Joe’s perspectives and leadership and working with all of the directors to continue to drive growth and capitalize on our opportunities in private label.”

Mr. Scalzo said, “I am excited to join the TreeHouse Foods Board at such a pivotal moment for the Company. Private label remains a compelling category with tremendous growth potential, and I look forward to working alongside the rest of the Board and senior leadership team to deliver value.”

TreeHouse Foods also announced that, in light of their other personal and professional time commitments outside of TreeHouse, both John P. Gainor Jr. and Ashley Buchanan will resign from the Board, effective April 30, 2022.

Ms. Sardini commented, “On behalf of the entire Board, I would like to extend our thanks to John and Ashley for their insights, time and contributions during their tenure with TreeHouse Foods.”

About Joseph E. Scalzo

Joseph E. Scalzo has over thirty years of experience in the consumer packaged goods industry. Since 2013, he has served as the Chief Executive Officer and President of Atkins Nutritionals, Inc. (“Atkins” now known as Simply Good Foods USA, Inc.), and as a member of its Board of Directors. Mr. Scalzo has also served as the Chief Executive Officer and President of The Simply Good Foods Company and a member of its Board of Directors since its acquisition of Atkins in July 2017. Before joining Atkins, Mr. Scalzo served as a Director of Earthbound Farm from 2010 to October 2013. From November 2005 to February 2011, Mr. Scalzo served as a senior executive in various roles at Dean Foods, including as President and Chief Operating Officer, as well as President and Chief Executive Officer of WhiteWave Foods, Inc. Mr. Scalzo is credited for leading the transformation of Dean Foods’ WhiteWave Foods Company, which began as three separate businesses, into a winning consumer foods company. Prior to that, Mr. Scalzo held executive roles at The Gillette Company, where he spearheaded the successful three-year turnaround of the company’s one-billion-dollar global personal care business, and The Coca-Cola Company. Mr. Scalzo also served as a Director of HNI Corporation from 2003 to November 2009 and was a Director of Focus Brands LLC from March 2014 to January 2021. Mr. Scalzo began his career at The Procter & Gamble Company in 1985 and received a Bachelor of Science in Chemical Engineering from the University of Notre Dame.

About TreeHouse Foods

TreeHouse Foods, Inc. is a leading manufacturer and distributor of private label foods and beverages in North America. We operate in 29 product categories across two divisions and have approximately 40 production facilities across North America and Italy. Across our diverse portfolio, we have a private label leadership position in many categories and offer a range of better-for-you and nutritional solutions, such as items considered to be organic, or gluten-free, across nearly every category. Our purpose is to make high quality food and beverages affordable to all. Our mission is to create value as our customers' preferred manufacturing and distribution partner, providing thought leadership, superior innovation, and a relentless focus on execution.

Additional information, including our most recent Form 10-K, may be found at our website, http://www.treehousefoods.com.

Forward-Looking Statements

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words “anticipate,” “believe,” “continue,” “estimate,” “project,” “expect,” “intend,” “plan,” “should,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this press release. Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release and other public statements we make. Such factors include, but are not limited to: risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers, and employees; the success of our growth, reinvestment, and restructuring programs; our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; loss of key suppliers; disruptions or inefficiencies in our supply chain and/or operations, including from the ongoing COVID-19 outbreak; our ability to continue to make acquisitions and execute on divestitures in accordance with our business strategy or effectively manage the growth from acquisitions; impairment of goodwill or long lived assets; changes and developments affecting our industry, including customer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; shareholder activism; disruptions in or failures of our information technology systems; disruptions resulting from the announcement of the exploration of strategic alternatives; changes in weather conditions, climate changes, and natural disasters; labor strikes or work stoppages; multiemployer pension plans; labor shortages and increased competition for labor; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2021, and from time to time in our filings with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this press release. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this press release, to reflect any change in its expectations with regard thereto, or any other change in events, conditions, or circumstances on which any statement is based.

Additional Information

The Company intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s stockholders for the Company’s 2022 annual meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement, and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the “Financials” section of the Company’s Investor Relations website at https://www.treehousefoods.com/investors or by contacting the Company’s Investor Relations department at 708.483.1331, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2022 annual meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Proxy Statement on Schedule 14A for its 2021 annual meeting of stockholders, filed with the SEC on March 19, 2021. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Proxy Statement for the Company’s 2022 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available.

Contact Information

Media:
Bryan Locke / Liz Zale / Mike DeGraff
Sard Verbinnen & Co.
TreeHouse-SVC@sardverb.com

Investors:
PI Aquino
Vice President, Investor Relations
(708) 483-1331
ir@treehousefoods.com